UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2006
Ferrellgas Partners, L.P.
Ferrellgas Partners Finance Corp.
Ferrellgas, L.P.
Ferrellgas Finance Corp.

(Exact name of registrants as specified in their charters)

Delaware Delaware Delaware Delaware	001-11331 333-06693 000-50182 000-50183	43-1698480 43-1742520 43-1698481 14-1866671

(States or other jurisdictions of incorporation or organization)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)
7500 College Blvd., Suite 1000, Overland Park, KS 66210

(Address of principal executive offices) (Zip Code)
Registrants’ telephone number, including area code: (913) 661-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Index
Consent of Deloitte & Touche LLP
Consent of Deloitte & Touche LLP
Audited Consolidated Balance Sheets

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Ferrellgas, Inc. Audited Financial Statements
Deloitte & Touche LLP, an independent registered public accounting firm, has audited the consolidated balance sheets of Ferrellgas, Inc., the general partner of Ferrellgas Partners, L.P. and Ferrellgas, L.P., and subsidiaries as of July 31, 2006 and 2005, and the related consolidated statements of earnings, stockholders’ equity (deficiency), and cash flows for each of the three years in the period ended July 31, 2006. See Exhibit 99.15 for the audited financial statements and the report of the independent registered public accounting firm related hereto.
These audited financial statements and report of the independent registered public accounting firm dated November 3, 2006, and filed herewith, are incorporated by reference in Amendment No. 1 to Registration Statement Nos. 333-134867, 333-130193 and 333-137961, in Registration Nos. 333-121350, 333-115765 and 333-132337 on Form S-3, in Registration No. 333-132340 on Form S-4, and in Post-Effective Amendment No. 1 to Registration Statement Nos. 333-87633 and 333-84344 of Ferrellgas Partners, L.P. on Form S-8. See Exhibit 23.1 hereto for the independent registered public accounting firm’s consent.
These audited financial statements and report of the independent registered public accounting firm dated November 3, 2006, and filed herewith are incorporated by reference in Amendment No. 3 to Registration Statement No. 333-132337-01 of Ferrellgas Partners Finance Corp on Form S-3. See Exhibit 23.2 hereto for the independent registered public accounting firm’s consent.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
The following materials are filed as exhibits to this Current Report on Form 8-K.
Exhibit 23.1 — Consent of Deloitte & Touche LLP, independent registered accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners, L.P., as filed with the Securities and Exchange Commission on December 7, 2006.
Exhibit 23.2 — Consent of Deloitte & Touche LLP, independent registered accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners Finance Corp., as filed with the Securities and Exchange Commission on December 7, 2006.
Exhibit 99.15 — Audited consolidated balance sheets of Ferrellgas, Inc. as of July 31, 2006 and 2005, and the related consolidated statements of earnings, stockholders’ equity (deficiency), and cash flows for each of the three years in the period ended July 31, 2006.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
By:	Ferrellgas, Inc., its general partner

Date: December 7, 2006	By:	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.
Date: December 7, 2006	By:	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

FERRELLGAS, L.P.

By:	Ferrellgas, Inc., its general Partner

Date: December 7, 2006	By:	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.
Date: December 7, 2006	By:	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index
Exhibit 23.1 — Consent of Deloitte & Touche LLP, independent registered accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners, L.P., as filed with the Securities and Exchange Commission on December 7, 2006.
Exhibit 23.2 — Consent of Deloitte & Touche LLP, independent registered accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners Finance Corp., as filed with the Securities and Exchange Commission on December 7, 2006.
Exhibit 99.15 — Audited consolidated balance sheets of Ferrellgas, Inc. as of July 31, 2006 and 2005, and the related consolidated statements of earnings, stockholders’ equity (deficiency), and cash flows for each of the three years in the period ended July 31, 2006.